UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
January 23, 2024
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 23, 2024 (the “Effective Date”), SolarWinds Holdings, Inc. (the “Borrower”), an indirect, wholly owned subsidiary of SolarWinds Corporation, entered into Amendment No. 7 to First Lien Credit Agreement (the “Repricing Amendment”) among the Borrower, SolarWinds Intermediate Holdings I, Inc. (“Holdings”), the guarantors identified therein, the lenders identified therein and Credit Suisse AG, New York Branch, as administrative agent, which amends that certain First Lien Credit Agreement, dated as of February 5, 2016, by and among the Borrower, Holdings, the other guarantors party thereto, the lenders from time to time party thereto and Credit Suisse AG, New York Branch (as successor to Credit Suisse AG, Cayman Islands Branch), as administrative agent, collateral agent and an issuing bank and the other issuing banks (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “Credit Agreement”).

The Repricing Amendment amended the Credit Agreement to, among other things, (i) refinance the first lien term loans, (ii) decrease the applicable margin for the Borrower’s existing first lien term loans from 3.75% (based on the Borrower’s first lien net leverage ratio) to 3.25% with respect to secured overnight financing rate (“SOFR”) borrowings and (iii) remove the first lien net leverage ratio component of determining the applicable margin. As of the Effective Date, the outstanding term loan amount is approximately $1.236 billion with a maturity date of February 5, 2027.

The foregoing description of the Repricing Amendment is qualified in its entirety by reference to the Repricing Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Amendment No. 7 to First Lien Credit Agreement, dated as of January 23, 2024, by and among SolarWinds Intermediate Holdings I, Inc., SolarWinds Holdings, Inc., Credit Suisse AG, New York Branch, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	January 24, 2024	By:	/s/ J. Barton Kalsu
J. Barton Kalsu
Chief Financial Officer